Exhibit 10.40

MORTGAGE, FINANCING STATEMENT
AND FIXTURE FILING

THIS MORTGAGE IS ALSO INTENDED TO BE A SECURITY AGREEMENT AND ASSIGNMENT OF RENTS.

THIS MORTGAGE IS ALSO INTENDED TO BE A FILING AGAINST TIMBER TO BE CUT.

ATTENTION: COUNTY RECORDER: This Mortgage covers timber to be cut on the real property described herein and should be appropriately indexed, not only as a mortgage, but also as a financing statement.

NOTICE: THE SECURED OBLIGATIONS MAY PROVIDE FOR A VARIABLE INTEREST RATE.

This Mortgage, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing (this "Mortgage"), dated as of October 14, 2014, is executed by ORM TIMBER FUND III (REIT) INC., a Delaware corporation ("Mortgagor"), whose address is 19950 7th Ave. NE, Suite 200, Poulsbo, WA 98370, in favor of and for the benefit of NORTHWEST FARM CREDIT SERVICES, PCA, a corporation organized and existing under the laws of the United States ("Mortgagee"), whose address is 1700 South Assembly Street, Spokane, WA 99224-2121, P. 0. Box 2515, Spokane, WA 99220-2515.

This conveyance is intended to secure performance of the covenants and agreements contained herein, and in any note(s), Membership Agreement, security documents and any other documents or instruments signed in connection with the note(s) and security documents and any amendments (collectively, the "Loan Documents"). Pursuant to the terms and conditions of the Loan Documents, Mortgagor has agreed to grant this Mortgage in favor of Mortgagee to provide security for the Secured Obligations described herein, the related Loan Documents and any and all other documents entered into pursuant thereto.

1.            GRANT OF SECURITY.

Mortgagor, in consideration of the indebtedness secured by this Mortgage, irrevocably bargains, sells, grants, mortgages, transfers, conveys, assigns and warrants to Mortgagee, for the benefit and security of Mortgagee, all Mortgagor's existing and future rights, titles, interests, estates, powers and privileges in or to the following (collectively the "Collateral"):

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1.1          Property.

a.       That certain real property located in Pacific County, State of Washington, more particularly described on Exhibit A attached hereto and incorporated herein (the "Land").

b.       All buildings, wells and other improvements now or hereafter located on the Land, including, but not limited to, the Fixtures (as defined below), Timber (as defined below) and all other equipment, machinery, appliances and other articles attached to such buildings and other improvements (collectively the "Improvements");

c.       All fixtures (including without limitation, goods that are or become so related to the Land that an interest in them arises  under the real estate law) and any additions or replacements (collectively the "Fixtures") now or hereafter located on, attached to, installed in or used in connection with the Land;

d.       All timber (aka "forest tree species"), whether standing or down, cut or under contract to be cut, now or hereafter growing or located on the Land, and whether or not said timber is merchantable, all logs, lumber and forest products of any nature, all proceeds and products thereof (the "Timber");

e.       All personal property, appliances, equipment and goods now or hereafter owned or possessed by Mortgagor located upon, in, or about or used in connection with said Land or Improvements, including the maintenance thereof, together with all increases, substitutes, replacements, proceeds and products thereof and additions and accessions thereto;

f.       All rights, rights-of-way, easements, licenses, profits, claims, demands, privileges, grazing privileges, tenements, hereditaments and appurtenances now owned or hereafter acquired by Mortgagor and used in connection with the Land and the Improvements or as a means of access to either or both, including without limitation, all rights over the property of third persons which are related thereto and all unaccrued trespass and surface damage claims appurtenant thereto, and all written operations plans and all permits and approvals related to the Land and Improvements;

g.      All of Mortgagor's right, title and interest in and to any land within any right-of- way of any open or proposed street adjoining the Land, and any and all sidewalks, alleys, strips and gores ofland adjacent to or used in connection with the Land and Improvements;

h.      All of Mortgagor's existing and future rights in (including without limitation, royalty and leasehold rights) oil, gas and other mineral rights in or relating to the Land;

i.       All existing and future leases and subleases relating to the Land and Improvements or any interest in them, including without limitation, all deposits, advance rentals and other similar payments, but not including the Rents, as defined and separately assigned in Paragraph 5;

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j.       All options to purchase, exchange or lease the Land, Fixtures or Improvements or any interest in them (and any greater estate in the Land, Fixtures or Improvements and acquired by exercise of such options);

k.      All contracts and policies of insurance and proceeds thereof which may insure all or any portion of the Collateral against casualties and theft;

I.       All Mortgagor's other existing or future estates, homestead or other claims or demands, both in law and in equity in the Land and Improvements, including without limitation,
(i) all awards made for the partial or complete taking by eminent domain, or by any proceeding or purchase in lieu of eminent domain, of the Land or Improvements, and (ii) all proceeds, including general intangibles and payment intangibles, of any insurance covering any of the Collateral; and

m.      All cash or non-cash proceeds of the sale, lease, license,  exchange  or  other disposition of the Collateral, including accounts and general intangibles arising therefrom. Proceeds include all subsidy payments, in cash or in kind, which may be made to Mortgagor by any person, entity or governmental agency, including but not limited to, payments and entitlements from state and federal farm programs, as well as any type of property insurance; and any rights arising out of Land or Improvements, collections and distributions on Land or Improvements.

1.2    Water Assets. All right, title, and interest at any time of Mortgagor (or any of its bailees, agents, or instrumentalities), whether now existing or hereafter arising or acquired, whether direct or indirect, whether owned legally, of record, equitably or beneficially, whether constituting real or personal property (or subject to any other characterizations), whether created or authorized under existing or future laws or regulations, and however arising in, without limitation, the water, water rights and other assets and items more specifically described hereinafter (collectively the "Water Assets"). A description of some Water Assets may also be included with the description of the Land set forth above or in an exhibit hereto.

a.        All water  (including  any  water  inventory  in  storage),  water  rights  and entitlements, other rights to water and other rights to receive water or water rights of every kind or nature whatsoever and howsoever evidenced, including but not limited to the following: (i) the groundwater on, under, pumped from or otherwise available to the Land, whether as the result of groundwater rights, contractual rights or otherwise, together with Mortgagor's right to remove and extract any such groundwater including any permits, rights or licenses granted by any governmental authority or agency or any rights granted or created by any use, easement, covenant, agreement, or contract with any person or entity; (ii) any rights to which the Land is entitled with respect to surface water, whether such right is appropriative, riparian, prescriptive, decreed or otherwise and whether or not pursuant to permit or other governmental authorization, or the right to store any such water; (iii) any water, water right, water allocation, distribution right, delivery right, water storage right, or other water-related entitlement appurtenant or otherwise applicable to the Land by virtue of the Land being situated within the boundaries of any governmental district or agency, or within the boundaries of any private water company, mutual water company, irrigation company, ditch company or other non-governmental entity that owns, stores, diverts and/or delivers water including, any and all stock, interest or other rights Mortgagor has in such entity, including voting or decision rights, and any and all rights from any entity or other person to acquire, receive, exchange, sell, lease, or otherwise transfer any Water Assets, to store, deposit or otherwise create water credits in a water bank or similar or other arrangement for allocating water, to transport or deliver water, or otherwise to deal with any Water Asset; and (iv) all water and existing and future water rights, however evidenced, to the use of water for irrigation, livestock and domestic purposes. References to "water" and "water rights" are used herein in the broadest and most comprehensive sense of the terms. The term "water" includes water rights and rights to water or whatever rights to money, proceeds, property or other benefits are exchanged or received for or on account of any Water Assets or any conservation or other nonuse of water, including whatever rights are achieved by depositing one's share of any Water Assets in any water bank or with any water authority, or any other water reallocation rights.

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b.       All licenses, permits, approvals, contracts, decrees, rights and interests to acquire or appropriate any Water Assets, water bank or other credits evidencing any right to Water Assets, to store, carry, transport or deliver Water Assets, to sell, lease, exchange, or otherwise transfer any Water Asset, or to change the point for diversion of water, the location of any Water Asset, the place of use of any Water Asset, or the purpose of the use of any Water Asset.

c.       All rights, claims, causes of action, judgments, awards, and other judicial, arbiter or administrative relief in any way relating to any Water Asset.

d.       All storage and treatment rights for any Water Asset, whether on or off the Land or other property of Mortgagor, together with all storage tanks, and other equipment used or usable in connection with such storage and any water bank deposit credits, deposit accounts or other rights arising on account of the storage or nonuse of any Water Asset.

e.       All irrigation and watering equipment, including all pumps, pumping plants, storage tanks, pump motors, electrical generators (all of which are declared to be fixtures), and all systems, ditches, laterals, conduits, and rights-of-way used to convey water or to drain the Land, all of which rights are or are hereby made appurtenant to the Land.

f.       All guaranties, warranties, marketing, management or service contracts, indemnity agreements, and water right agreements, including joint use agreements, other water related contracts and water reallocation rights, all insurance policies regarding or relating to any Water Asset.

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g.       All rents, issues, profits, proceeds and other accounts, instruments, chattel paper, contract rights, general intangibles, deposit accounts and other rights to payment arising from or on account of any use, nonuse, sale, lease transfer or other disposition of any Water Asset.

2.   REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants to Mortgagee as follows:

a.      Mortgagor has represented and warranted to Mortgagee the location of Mortgagor's chief executive office; the state of its formation; Mortgagor's state of residence; and Mortgagor's exact legal name is as set forth herein.

b.      Mortgagor is the sole legal and equitable owner of the Collateral;

c.       Except as otherwise previously disclosed to Mortgagee, Mortgagor has the exclusive right to harvest any Timber, if any, from the Land and has the exclusive right to use the appurtenant rights and the operating permits;

d.       Without thereby limiting the generality of the foregoing, and except as otherwise previously disclosed to Mortgagee, Mortgagor has not assigned or granted any harvest or access rights or interests, or sold or leased any part of the Land or the Improvements, if any, to any other person (individual, organization or governmental unit);

e.       There are no claims, liens, encumbrances (including judgments, levies and the like), or security interests ("Liens") covering the Collateral or any part or item thereof except easements and reservations ofrecord, that are listed on the title policy delivered by Mortgagor;

f.        To the best of Mortgagor's knowledge, and other than have been disclosed to Mortgagee, there are no federal, state or local laws, regulations, rules or standards ("Laws"), or permits, orders, injunctions, citations, notices of civil penalty, restraining orders, judgments or the like issued by any governmental unit ("Orders") that are now in effect and that would restrict any material use of the Collateral;

g.       Mortgagor has taken all actions necessary and has duly authorized this Mortgage and it is the legally valid and binding contract of Mortgagor, and is enforceable against Mortgagor in accordance with its terms; and

h.       To the best of Mortgagor's knowledge, neither the execution of this Mortgage nor the payment and performance of the Secured Obligations will materially violate any Laws or Orders affecting Mortgagor or the Collateral or constitute a breach or Event of Default by Mortgagor under any agreement, contract, loan indenture, lease, instrument or like document to which Mortgagor is a party or the Collateral is bound.

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The foregoing representations and warranties will survive and not be merged or otherwise eliminated by any conveyance, voluntarily or through foreclosure, of the Collateral to Mortgagee or its nominee. Mortgagor hereby agrees to indemnify, defend and hold harmless Mortgagee from and against any and all claims, loss, liability, damages, liens, penalties, costs and expenses of any nature or kind whatsoever arising from or related to any misstatement or omission of any material fact in the foregoing representations and warranties.

3.       SECURED OBLIGATIONS.

3.1 Secured Obligations. This Mortgage, and the lien it creates, is made for the purpose of securing the following obligations (collectively the "Secured Obligations"):

a.       The full and punctual payment of the indebtedness evidenced by that  certain note(s) described below, in favor of Mortgagee (the "Note(s)") with interest thereon at the rates therein provided which interest rate and payment terms may be adjusted as provided in  the Note(s) and Loan Documents, together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by the Note(s), as well as any prepayment fees or penalties provided for in the Note(s) or as it may be amended to provide for such prepayment fees or penalties;

Note No.	Date of Note	Principal Amount	Final Installment Date
6219327	October 14, 2014	$14,400,000.00	October I , 2024

b.       Payment and performance of the obligations under the Note(s) and Loan Documents (including future advances) and under any and all other present and future agreements executed in relation to the Note(s);

c.       Payment of such additional sums with interest thereon as may be due to Mortgagee under any provisions of this Mortgage;

d.       Payment of all indebtedness and performance of all other obligations which the then record owner of the Collateral may agree to pay and perform for the benefit of Mortgagee , and which are contained in a document which recites that it is secured by this Mortgage;

e.       Payment of all amounts advanced by (or on behalf of) Mortgagee to improve, protect or preserve the Collateral or the security of this Mortgage, with interest on such amounts as provided in this Mortgage;

f.        Payment and performance of all amendments, modifications, extensions, renewals and replacements of any of the foregoing; and

g.       Payment of charges as allowed by law, when such charges are made for any Mortgagee statement or other statement regarding the Secured Obligations.

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3.2       Separate Indemnities.  Notwithstanding the foregoing, this Mortgage does not secure any separate hazardous materials indemnity or any similar indemnity or indemnities in any of the Loan Documents.

3.3       Indexing. Notice is hereby given that the interest rate, payment terms or balance due on the Notes(s) may be indexed, adjusted, renewed or renegotiated.

3.4       Continuing Validity. The continuing validity and priority of this Mortgage for future extensions of credit and advances shall not be impaired by the fact that at certain times no outstanding indebtedness to Mortgagee or commitments from Mortgagee to make future extensions of credit or advances exists.

4.         COVENANTS.

4.1       Maintenance,  Repair,  Alterations.    Mortgagor  shall:   keep the  Collateral  in  good condition and repair; complete promptly  and  in  a  good  and  workmanlike  manner,   any Improvement that may be constructed on the Land, and promptly restore in like manner  any Improvement that may be damaged  or destroyed,  and pay  when  due all claims  for  labor performed and materials furnished for such construction or restoration; comply with all  Laws and Orders of any court or governmental or regulatory body having jurisdiction over Mortgagor, the Land or Improvements; comply with any condominium or other plan,  declaration of covenants, conditions and restrictions, and reciprocal easement agreements to which the Land is subject ("CC&Rs"), any owners' association articles and bylaws affecting  the Land, and such exceptions to title as evidenced by a preliminary title report on the date of closing, acceptable to Mortgagee ("Permitted Liens"); keep and maintain abutting grounds,  sidewalks, roads, parking and landscape areas in good, neat order and repair; comply with the provisions of any leases constituting  part  of the Collateral;  obtain  and maintain in full  force and effect all permits necessary for the use, occupancy and operation of the Collateral;  and do any and all other acts, except as otherwise prohibited or restricted by the Loan  Documents, that may be reasonably necessary to protect or preserve the value of the Collateral and the rights of Mortgagee in it.

Mortgagor shall not, except upon the prior written consent of Mortgagee, which shall not be unreasonably withheld or delayed: remove, demolish or materially alter any of the Improvements, other than to make non-structural repairs in the ordinary course of business, that preserve or increase the value of the Land; commit or permit any waste or deterioration of the Collateral; abandon all or any part of the Collateral or leave the Collateral unprotected, unguarded, vacant or deserted; or initiate, join in or consent to any change in any zoning ordinance, general plan, specific plan, private restrictive covenant or other public or private restriction limiting the uses that may be made of the Land or Improvements by Mortgagor.

4.2       Insurance. Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability, and such other insurance (that may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with nonnal industry practice; and furnish to the Mortgagee, upon written request, full information as to the insurance carried.

4.3       Condemnation   and   Other   Awards.     Mortgagor  shall  take  all  actions  reasonably required by Mortgagee in connection with condemnation or other taking to defend  and protect the interests of Mortgagor, Mortgagee in the Land. Mortgagee shall be entitled to participate in, control and be represented by counsel of its choice in such proceeding. All  condemnation proceeds shall first be  applied  to  reimburse  Mortgagee  for  all their   reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such award or settlement. The balance of such award or settlement shall be  applied by Mortgagee against the Secured Obligations in such order as Mortgagee may determine.

4.4       Taxes, Assessments and Utilities. Mortgagor shall pay, prior to delinquency, all of the following: all general and special real property taxes and assessments imposed on the Land; all other taxes, assessments and charges assessed on the Land (or on the owner and/or operator of the Land) that create or may create a lien on the Land (or on any Improvement or Fixture used in connection with the Land); including, without limitation, non-governmental levies and assessments under applicable covenants, conditions and restrictions; and all business taxes.

Mortgagor shall promptly  pay all gas, irrigation, electricity, water, sewer and other utility charges incurred for the benefit of the Collateral or that may become a lien against the Collateral; and all other  similar public or private assessments and charges relating to the Collateral, regardless of whether or not any such charge is or may become a lien on the Collateral.

4.5       Liens. Mortgagor shall not cause, incur or permit to exist any Liens upon all or any part of the Collateral or any interest in the Collateral other than Permitted Liens. Mortgagor shall pay and promptly discharge, at Mortgagor's sole cost and expense, all such Liens.

4.6       Sale  or  Lease  of  Collateral:  Due  on  Sale  Clause.  Mortgagor  shall not sell,  lease, sublease or otherwise transfer all or any part of the Collateral or any interest in it, without the prior written consent of Mortgagee, which consent may be granted or withheld in Mortgagee's sole and absolute discretion. No sale, lease or other transfer shall relieve  Mortgagor from primary liability for its obligations under the Loan Documents or relieve any guarantor from any liability under any guaranty. Upon any such transfer to which Mortgagee  does not consent, Mortgagee at its option may, without prior notice, declare all Secured  Obligations immediately due and payable without presentment, demand, protest or further  notice of any kind, and may exercise all rights and remedies provided in this Mortgage, in  the other Loan Documents or under applicable law.

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4.7       Inspections and Property Valuations. Mortgagor authorizes Mortgagee and its agents, representatives and employees, upon reasonable notice to Mortgagor, to enter at any time upon any part of the Collateral for the purpose of inspecting the Collateral. Mortgagor agrees to pay the costs and expenses of Mortgagee incurred in such inspections and examinations, including without limitation, Mortgagee's attorneys' fees, if such inspection was made necessary because of an Event of Default, whether the services are provided by Mortgagee's employees, agents or independent contractors. Any inspection or review by Mortgagee is solely for Mortgagee's benefit to protect Mortgagee's security and preserve Mortgagee's rights under this Mortgage. No inspection by Mortgagee shall constitute a waiver of any Event of Default. Mortgagor shall cooperate in allowing Mortgagee or its agents reasonable access to the Collateral for the purpose of performing any subsequent valuation, whether it is in the form of an appraisal or any other method of valuing the Collateral. Mortgagor shall pay promptly to Mortgagee, on demand, the costs of any such subsequent valuation, whether performed by employees, agents, or independent contractors of Mortgagee.

4.8       Defense of Actions. Mortgagor shall notify Mortgagee of any action or proceeding purporting to affect (a) the security of this Mortgage, (b) all or any part of the Collateral or any interest in it, (c) any additional or other security for the Secured Obligations, or (d) the interests, rights, powers or duties of Mortgagee under this Mortgage. Mortgagor, at no cost or expense to Mortgagee, shall appear in and defend the same. If Mortgagee elects to become or is made a party to such action or proceeding, Mortgagor shall indemnify, defend and hold Mortgagee harmless from all related liability, damage, cost and expense reasonably incurred by Mortgagee, whether or not such action or proceeding is prosecuted to judgment or decision.

4.9       Protection of Securitv.  If Mortgagor fails to make any payment or to do any act required by this Mortgage or  any of the other Loan Documents, Mortgagee may do so. Mortgagee may decide to do so, in its own discretion, without obligation to do so, without further notice or demand, and without releasing Mortgagor in such manner and to such extent as it may reasonably deem necessary to protect the security of this Mortgage.

4.10     Mortgagee's Powers. If Mortgagor fails to pay any sum, other than principal and interest on the Secured Obligations, or to perform or comply with any other obligation required by any Loan Document, Mortgagee at its election may pay such sum or comply with such obligation. Without affecting the liability of Mortgagor or any other person liable for the payment of any Secured Obligation, and without affecting the lien or charge of this Mortgage, Mortgagee may, from time to time, do any of the following: (a) release any person so liable, (b) release or reconvey all or any part of the Collateral, (c) take or release any other or additional security for any Secured Obligation, or (d) make arrangements with debtors in relation to the Secured Obligations. Waiver by Mortgagee of any right or remedy as to any transaction or occurrence shall not be deemed to be a waiver of any future transaction or occurrence. By accepting full or partial payment or performance of any Secured Obligation after due or after the filing of a notice of default and election to sell, Mortgagee shall not have thereby waived its right to  (i) require  prompt  payment  and  performance  in  full, when  due,  of  all  other  Secured
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Obligations, (ii) declare a default for failure to so pay or perform, or (iii) proceed with the sale under any notice of default and election to sell previously given by Mortgagee, or as to any unpaid balance of the indebtedness secured by this Mortgage.

4.11   Reimbursement  of  Costs,  Fees  and  Expenses:  Secured  by  Mortgage.    Mortgagor shall pay, on demand, to the maximum allowable under applicable law, all reasonable  costs, fees, expenses, advances, charges, losses and liabilities paid or  incurred  by   Mortgagee in administering this Mortgage, the collection of the Secured Obligations, and Mortgagee's exercise of any right, power, privilege or remedy under this Mortgage. Fees,  costs and expenses of attorneys shall include the reasonable fees and disbursements of  Mortgagee's outside and staff counsel and of any experts and agents, and including such fees  incurred in the exercise of any remedy (with or without litigation),  in  any proceeding  for  the collection of the Secured Obligations, in any foreclosure on any of the Collateral, in protecting the lien or priority of any Loan Document, or in any litigation or controversy  connected with the Secured Obligations, including any bankruptcy, receivership, injunction or  other proceedi ng, or any appeal from or petition for review of any such proceeding.

5.       RENTS, ISSUES AND PROFITS.

5.1     Assignment of Rents, Issues and Profits. Mortgagor absolutely, unconditionally and irrevocably assigns and transfers to Mortgagee all of its right, title and interest in and to all rents, issues, profits, royalties, income and other proceeds and similar benefits derived from the Collateral (collectively the "Rents"), and gives to Mortgagee the right, power and authority to collect such Rents. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney-in fact, at the option of Mortgagee, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and or sue, in its name or in Mortgagor's name, for all Rents, and to apply them to the Secured Obligations. Mortgagee hereby grants to Mortgagor a license to collect and retain Rents (but not more than one month in advance unless the written approval of Mortgagee has first been obtained) so long as an Event of Default shall not have occurred and be continuing. The assignment of the Rents is intended to be an absolute assignment from Mortgagor to Mortgagee and not merely the passing of a security interest. This assignment of Rents is intended to be specific, perfected and choate upon recording.

5.2     Collection Upon Default. Upon the occurrence of an Event of Default, Mortgagor's license to collect the Rents shall automatically terminate. Upon such termination, Mortgagee may, at any time, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, do any of the following: (a) enter upon and take possession of all or any part of the Collateral; (b) with or without taking possession of the Collateral in its own name, sue for or otherwise collect Rents (including those past due and unpaid, and all prepaid Rents and all other security or other deposits paid by tenants to Mortgagor); and (c) apply the Rents (less costs and expenses of operation and collection, including, without limitation, attorneys' fees, whether or not suit is brought or prosecuted to judgment) to any Secured Obligation, and in such order as Mortgagee may determine, even if payment or performance of said Secured Obligation may not then be due. Mortgagor agrees that, upon the occurrence of any Event of Default, Mortgagor shall promptly deliver all Rents and security deposits to Mortgagee.

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5.3      Further Assignments. Upon Mortgagee's demand from time to time, Mortgagor shall execute and deliver to Mortgagee recordable assignments of Mortgagor's interest in any and all leases, subleases, contracts, rights, licenses and permits now or hereafter affecting all or any part of the Land. Mortgagee may, at its option, exercise its rights under this Mortgage or any such specific assignment and such exercise shall not constitute a waiver of any right under this Mortgage or any such specific assignment.

6.        DEFAULT AND REMEDIES

6.1      Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default ("Event of Default") under this Mortgage: Mortgagor fails to pay any amount owing under this Mortgage when due; Mortgagor fails to pay any taxes, insurance premiums, assessments or rents required under this Mortgage; Mortgagor fails to observe or perform any other obligation contained in this Mortgage; the occurrence of an Event of Default under any other Loan Document; all or any portion of the Improvements or Fixtures are destroyed by fire or other casualty and Mortgagor fails to satisfy restoration conditions ; or all or any material part of the Land or other Collateral is condemned, taken in eminent domain, seized or appropriated by any governmental or quasi-governmental agency or entity.

6.2      Acceleration  Upon Default:  Additional  Remedies.  Upon the occurrence of an  Event of Default, Mortgagee may, at its option, exercise all of the applicable rights and  remedies set forth herein and in the other Loan Documents and, in addition, declare all Secured Obligations to be immediately due and payable without any presentment, demand, protest or further notice of any kind; and whether or not Mortgagee exercises any said right or remedy.   Mortgagee may: (a) either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its  Collateral enter upon and take possession of all or part of the Collateral, in its own name. The entering and taking possession of the Collateral, the collection of Rents and their application to the Secured Obligations shall not cure or waive any Event of Default or notice of default or invalidate any act done in response to them. Regardless of whether possession of the   Collateral  or the  collection,  receipt  and application of any of the Rents is by Mortgagee or  a receiver, Mortgagee shall be entitled to exercise every right provided for in the Loan  Agreement and other Loan Documents or by law upon occurrence of any Event of Default,  including the right to exercise the power of sale; (b) commence an action to foreclose this Mortgage, appoint a receiver, or specifically enforce any of the covenants contained in this Mortgage; (c) exercise all of the rights and remedies available to a secured party under the  applicable Uniform Commercial Code in such order and in such manner as Mortgagee,  in  its sole discretion, may determine, including without limitation, requiring Mortgagor to assemble the Collateral and make the Collateral available to Mortgagee at a reasonably convenient location. The expenses of retaking, holding, preparing for sale or the like shall include reasonable  attorneys' fees and other expenses of Mortgagee and shall be secured by this Mortgage; and/or (d) exercise all other rights and remedies provided in this Mortgage, in any other Loan Document or other document or agreement now or hereafter securing all or any portion of the Secured Obligations, or as provided by law or in equity.

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(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

6.3        Appointment  of  Receiver.   Upon the occurrence  of an Event of Default  under  this Mortgage, Mortgagee, without notice to Mortgagor, and without regard to the then value of the Collateral or the interest of Mortgagor in it, shall have the right to enter the Land in person or to apply to any court having jurisdiction to appoint a receiver or receivers of the Land, Fixtures  or Improvements. Mortgagor irrevocably consents to such appointment and waives notice of  any such application. The actions that Mortgagee or such receiver may take in connection with  such entry may include, but are not limited to (a) modifying, compromising obligations  under, terminating and implementing remedies with respect to any assigned leases or subleases, and (b) entering into, modifying or terminating any contractual arrangements, subject to  Mortgagee's right  at  any  time  to  discontinue  any  of  the  same without  liability.     Mortgagee is further authorized by this provision to request the court to appoint a general receiver and to empower the receiver to (i) sell or lease all or any portion of the Land, Fixtures or Improvements, (ii) collect and apply to the outstanding balances of the Secured Obligations  all sales or lease proceeds, or hold the proceeds pending a court order approving the receiver's  final report and account, and (iii) hold the collections as cash collateral pending such court order or foreclosure sale. Any such receiver(s) shall also have all the usual powers and duties of receivers in similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, and shall continue to exercise all such powers until the date of confirmation of sale of the Land, Fixtures or Improvements, unless such receivership is sooner terminated. If Mortgagee elects to enter or take possession of the Land, Fixtures or Improvements, it will not assume any liability to Mortgagor or any other person for operation or maintenance of the Land, Fixtures or Improvements, and Mortgagor expressly waives any such Mortgagee liability.

6.4       Application  of Funds  After  Default.  Except as otherwise provided in this  Mortgage, upon the occurrence of an Event of Default, Mortgagee may at any time, with  notice to Mortgagor if providing such notice will not adversely delay the exercise of Mortgagee's  rights or remedies, apply to any Secured Obligation, in such manner and order as Mortgagee  may elect, even if such  Secured  Obligation  may  not yet  be  due, any  amounts received   and held by Mortgagee to pay insurance premium or taxes or as Rents, or as insurance or  condemnation proceeds, and all other amounts received by Mortgagee from or on account of Mortgagor or the Collateral, or otherwise. The receipt, use or application of any such amounts shall not affect the maturity of any Secured Obligation, any of the rights or powers of Mortgagee under the terms of any Loan Document, or any of the obligations of Mortgagor or any  guarantor under any Loan Document; or waive any Event of Default or notice of default under  the Loan Documents; or invalidate any act of Mortgagee.

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

6.5       Remedies    Not    Exclusive.      Mortgagee   shall   be   entitled   to   enforce   payment   and performance of  any  Secured  Obligation  and  to  exercise  all  rights  and  powers  under   this Mortgage or any other Loan Document or other agreement or any law, even if some or all of the Secured Obligations may be otherwise secured, whether  by guaranty, deed of trust,  mortgage, pledge, lien, assignment or otherwise. Mortgagee shall be entitled to enforce this Mortgage and any other security for the Secured Obligations held by Mortgagee in such order and manner as it may in its absolute discretion detennine. No remedy conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy in this Mortgage, and other  agreement, or at law, but each shall be cumulative and in addition to  every  other  remedy  available to Mortgagee. Every power or remedy given by any of the Loan Documents to Mortgagee or to which it may be otherwise entitled, may be exercised, concurrently or  independently, from time to time and as often  as may  be  deemed  expedient  by  Mortgagee,  and it may pursue inconsistent remedies. Mortgagor may be joined in any action brought by  Mortgagee  to foreclose under  or otherwise enforce this Mortgage.

7.        MISCELLANEOUS

7.1      Amendments. This instrument cannot be waived, modified,  discharged  or terminated except in writing signed by the party against whom enforcement of such changes is sought.

7.2      Waivers. Mortgagor waives, to the extent permitted by law, (a) the benefit of all laws (whenever enacted) providing for any appraisal before sale of any portion of the Collateral, (b) all rights of valuation, appraisal, stay of execution, notice of election to mature or declare due the whole of the Secured Obligations and marshaling in the event of foreclosure of this Mortgage, and (c) all rights and remedies that Mortgagor may have under the laws of the State of Washington regarding the rights and remedies of sureties. Further, Mortgagor hereby waives, to the fullest extent permitted by law, the right to plead, use or assert any statute of limitations as a plea, defense or bar to any Secured Obligation, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Mortgage or  any rights under it.

7.3      Further Assurances. Mortgagor agrees to do or cause to be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments as Mortgagee may reasonably require to: (a) further evidence, implement or perfect any of Mortgagee's rights, remedies and security interests, (b) correct any defect, error or omission in this Mortgage or the execution or acknowledgment of this Mortgage, (c) subject to the lien of this Mortgage any of Mortgagor's properties covered or intended to be covered by this Mortgage, (d) perfect, maintain and keep valid and effective such lien, (e) carry into effect the purposes of this Mortgage, or (f) better assure and confirm to Mortgagee its respective rights, powers and remedies under this Mortgage.

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

7.4       Notices. All notices, demands, approvals and other communications shall be made in writing to the appropriate party at the address set forth in the first paragraph of this Mortgage. All such notices shall be made in accordance with the Loan Agreement.

7.5       Headings. Article and section headings are included in this Mortgage for convenience of reference only and shall not be used in construing this Mortgage.

7.6       Severabilitv. Every provision of this Mortgage is intended to be severable. The illegality, invalidity or unenforceability of any provision of this Mortgage shall not in any way affect or impair the remaining provisions of this Mortgage, which provisions shall remain binding and enforceable.

7.7       Subrogation. To the extent that proceeds of the Secured Obligations are used, either directly or indirectly, to pay any outstanding lien, charge or prior encumbrance against the Collateral, Mortgagee shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, regardless of whether such liens, charges or encumbrances are released.

7.8       Governing Law. This Mortgage shall be governed by, and construed in accordance with, the substantive laws of the State of Washington, except where the location of the Land may require the application of the laws of another state or where federal laws, including the Farm Credit Act of 1971, as amended, may be applicable.

7.9       Interpretation. In this Mortgage the singular shall include the plural and the masculine shall include the feminine and the neuter and vice versa, if the context so requires; and the word "person" shall include corporation, partnership or other form of association. Any reference in this Mortgage to any document, instrument or agreement creating or evidencing an obligation secured hereby shall include such document, instrument or agreement both as originally executed and as it may from time to time be modified.

7.10     Successors and Assigns. This Mortgage applies to, inures to the benefit of and binds all parties to this Mortgage, their heirs, legatees, devisees, administrators, executors, successors and assigns.

7.11     Securitv Agreement. This Mortgage constitutes a security agreement for all purposes under the Uniform Commercial Code in effect in the State(s) where the Mortgagor resides. Mortgagor hereby authorizes Mortgagee to file, at any time, one or more financing statements and any amendments and continuations thereof, describing any personal property or fixtures described herein, without further signature of Mortgagor. In addition to all other rights and remedies provided for in this Mortgage, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

7.12     Fixture  Filing   and  Financing   Statement.    This Mortgage  is  intended  to  serve  as  a Fixture filing covering Fixtures, Timber and as-extracted collateral and as a financing  statement covering timber to be cut pursuant  to the terms of the applicable Uniform  Commercial Code. This Mortgage is to be recorded in the real estate records of each County in which the Land is located.  In that regard , Mortgagor is Debtor and Mortgagee is Secured Party.

7.13     WAIVER OF JURY TRIAL. MORTGAGOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LOAN DOCUMENT OR ANY OTHER LOAN DOCUMENTS AND ANY FUTURE MODIFICATIONS, AMENDMENTS, EXTENSIONS, RESTATEMENTS AND SERVICING ACTIONS RELATING TO THIS LOAN DOCUMENT AND ANY OTHER LOAN DOCUMENTS. THE PARTIES INTEND THAT THIS JURY  WAIVER  WILL  BE ENFORCED TO THE MAXIMUM EXTENT ALLOWED BY LAW.

7.14     Counterparts. This Mortgage may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT  ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the date first above written.

MORTGAGOR:
ORM Timber Fund III (REIT) Inc.
By: Olympic Resource Management LLC, its Manager
By: Pope MGP, Inc., its Managing Member

B
Its:  President and CEO

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

EXHIBIT A
PROPERTY DESCRIPTION

BISHOPP PARCEL 6:

ALL OF SECTION 15, TOWNSHIP 15 NORTH, RANGE 9 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

BISHOPP PARCEL 19:

ALL OF SECTION 29, TOWNSHIP 15 NORTH, RANGE 9 WEST OF W.M., PACIFIC COUNTY, WASHINGTON

BISHOPP PARCEL 23:

ALL OF SECTION 33, TOWNSHIP 15 NORTH, RANGE 9 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON

BISHOPP PARCEL 24:

THE SOUTH HALF OF THE NORTHWEST QUARTER, THE NORTH HALF OF THE SOUTHWEST QUARTER, THE NORTH HALF OF THE NORTH HALF, THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER, THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER, THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER, THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER AND THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 34, TOWNSHIP 15 NORTH, RANGE 9 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY,
WASHING TON.

BISHOPP PARCEL 28:

THE NORTHWEST QUARTER, THE SOUTHWEST QUARTER AND THE WEST HALF OF THE SOUTHEAST QUARTER, ALL IN SECTION 14, TOWNSHIP 15 NORTH, RANGE 10 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

EXCEPT THAT PORTION CONVEYED TO EPC HOLDINGS XXXVI LLC BY DEED RECORDED SEPTEMBER 24, 2002, UNDER AUDITOR'S FILE NO. 3056208, RECORDS OF PACIFIC COUNTY, WASHINGTON.

BISHOPP PARCEL 28-1:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND INCIDENTAL PURPOSES AS SET FORTH IN THAT CERTAIN "EASEMENT" RECORDED NOVEMBER  14, 2000 AS 3040170 OF OFFICIAL RECORDS

BISHOPP PARCEL 28A:

INTENTIONALLY DELETED. Conveyed to John Hancock Life Insurance Comany (U.S.A.) by deed recorded on March 9, 201 1 under Auditor's File No. 3131611

NNEMAH PARCEL 9:

ALL OF SECTION 20, TOWNSHIP 12 NORTH, RANGE 9 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

NNEMAH PARCEL 15:

ALL OF SECTION 27, TOWNSHIP 12 NORTH, RANGE 9 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

NNEMAH PARCEL 22:

THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 10, TOWNSHIP  12 NORTH, RANGE 10 WEST OF W.M., PACIFIC COUNTY, WASHINGTON, SUBJECT TO THE RIGHT OF WAY FOR PUBLIC ROADS

AND EXCEPTING THE FORMER RIGHT OF WAY OF THE GRAYS HARBOR AND COLUMBIA RAILWAY COMPANY 100 FEET IN WIDTH.

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

NNEMAH PARCEL 22A:

EAST HALF OF SOUTHEAST QUARTER (EV, OF SEY.) OF SECTION TEN (10), TOWNSHIP TWELVE (12), NORTH, RANGE TEN (10) WEST OF W.M.,

EXCEPTING THEREFROM A STRIP OF LAND OF VERYING WIDTHS CONVEYED TO THE STATE OF WASHINGTON BY MAX BODE AND AMANDA BODE, HIS WIFE, BY A DEED DATED MAY 06, 1937, AND RECORDED ON MAY 24, 1937, IN VOLUME 115, PAGE 504, DEED RECORDS OF PACIFIC COUNTY, WASHINGTON.

NNEMAH PARCEL 23:

   ALL OF SECTION 11, TOWNSHIP 12 NORTH, RANGE 10 WEST OF W.M., PACIFIC COUNTY, WASHINGTON.

NNEMAH PARCEL 26:

THE WEST HALF OF THE NORTHWEST QUARTER AND THE NORTHEAST OF THE NORTHWEST QUARTER OF SECTION 14, TOWNSHIP 12 NORTH, RANGE 10 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

NNEMAH PARCEL 27:

    THAT PORTION OF SECTION 15, TOWNSHIP 12 NORTH, RANGE 10 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

THE EAST HALF OF THE NORTHEAST QUARTER, LESS AND EXCEPT THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER LYING WESTERLY OF THE RIGHT OF WAY OF STATE ROUTE 101.

NNEMAH PARCEL 28:

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

   ALL OF SECTION 32, TOWNSHIP 13 NORTH, RANGE 9 WEST OF W.M., PACIFIC COUNTY, WASHINGTON,

   TOGETHER WITH THAT PORTION OF RIXON ROAD VACATED IN PACIFIC COUNTY COMMISSIONERS JOURNAL NO. 21 AT PAGE 224 ACCRUING THERETO BY OPERATION OF LAW.

SNEMAH PARCEL 13:

ALL OF SECTION 3, TOWNSHIP 11 NORTH, RANGE I 0 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

SNEMAH PARCEL 20:

   THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP  11 NORTH, RANGE I 0 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

   ALSO GOVERNMENT LOTS I , 2, 3, 4 AND 5 OF SECTION 15, TOWNSHIP 11 NORTH, RANGE I O WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.
EXCEPT THOSE PORTIONS OF LOTS 3, 4 AND 5 LYING SOUTHERLY OF THE CENTERLINE OF THE OCEAN BEACH HIGHWAY, ALSO EXCEPT THAT PORTION OF LOT 4 CONVEYED TO ALMON CHURCH BY DEED RECORDED JANUARY 5, 1925, IN VOLUME 93, PAGE 96, RECORDS OF PACIFIC COUNTY, WASHINGTON.

TOGETHER WITH ALL TIDE LANDS OF THE SECOND CLASS, LYING BETWEEN THE LINE OF MEAN LOW TIDE AND THE LINE OF EXTREME LOW TIDE IN FRONT OF LOTS I , 2, 3, 4 AND 5 SECTION 15, TOWNSHIP 11 NORTH, RANGE 10 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)

SNEMAH PARCEL 20A:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND INCIDENTAL PURPOSES AS SET FORTH IN THAT CERTAIN "EASEMENT EXCHANGE" RECORDED MARCH 24, 1972 AS 75693 OF OFFICIAL RECORDS

SNEMAH PARCEL 24:

   ALL OF SECTION 33 TOWNSHIP 12 NORTH, RANGE 9 WEST OF THE WILLAMETTE MERIDIAN, PACIFIC COUNTY, WASHINGTON.

Assessor's Property Tax Parcel Numbers:

11100300000; 11101510000; 12093300000; 12092000000; 12092700000; 12101011000;
12101048000; 12101100000; 12101426000; 12101518000; 13093200000; 13093231001;
15091500000; 15092900000; 15093300000; 15093460000; 15101421000; 15101429800

Mortgage
(ORM Timber Fund III (REIT) lnc./Note No. 6219327)